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                                                                    Exhibit 10.8

                                   AKSYS, LTD.

                     NOTICE OF TRANCHE A STOCK OPTION AWARD

Grantee's Name and Address:   Howard J. Lewin
                              6104 Kennedy Drive
                              Chevy Chase, MD 20815

     You (the "Grantee") have been granted a Tranche A option (the "Option") to purchase shares of Common Stock of Aksys, Ltd. (the "Company"), subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Stock Option Award Agreement (the "Option Agreement") attached hereto, and the executive employment agreement between the Grantee and the Company, dated June 23, 2006 (the "Employment Agreement"), as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Date of Award                    June 23, 2006
Vesting Commencement Date        June 23, 2006
Exercise Price per Share         0.7644
Total Number of Shares Subject
to the Option (the "Shares")     1,200,000 Shares
Total Exercise Price             $917,280
Type of Option                   Non-Qualified Stock Option
Expiration Date:                 June 23, 2016
Post-Termination Vesting and
Exercise Period:                 As set forth in Section 5 of the Option
                                 Agreement

Vesting Schedule:

     Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Option Agreement and the Employment Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

     Three hundred thousand (300,000) Shares of the Option shall vest on the first anniversary of the Vesting Commencement Date and the remaining nine hundred thousand (900,000) Shares shall vest in thirty-six (36) equal monthly installments thereafter.

     In the event the Grantee's Continuous Service terminates without Cause or by the Grantee with Good Reason, the outstanding Shares subject to the Option shall continue to vest for an additional six (6) months from the date of such termination.


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     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

                                        Aksys, Ltd.,
                                        a Delaware corporation


                                        By:                 /s/
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.

     The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Board in accordance with Section 13 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 14 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:          6/23/06                 Signed:                /s/
       ------------------------------           --------------------------------
                                                             Grantee


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                                   AKSYS, LTD.

                          STOCK OPTION AWARD AGREEMENT

     1. Grant of Option. Aksys, Ltd., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of this Stock Option Award Agreement (the "Option Agreement"), the Notice and the executive employment agreement between the Grantee and the Company, dated June 23, 2006 (the "Employment Agreement"), which are incorporated herein by reference.

     2. Exercise of Option.

          (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement.

          (b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Board which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Board. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Board to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure or the net exercise procedure to pay the Exercise Price provided in Sections 3(d) and 3(e) below.

          (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Board for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations.

     3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

          (a) cash;


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          (b) check;

          (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Board may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised, provided, however, that Shares acquired under any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another award exercise by attestation during such period);

          (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

          (e) unless such exercise would constitute a violation of any Applicable Laws as determined by the Board in its sole discretion, payment through a "net exercise" such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to
(i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the net number of Shares received shall be rounded down to the nearest whole number of Shares).

     4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

     5. Termination or Change of Continuous Service.

          (a) Subject to Section 17 below, in the event the Grantee's Continuous Service terminates without Cause or by the Grantee with Good Reason, (i) the outstanding Shares subject to the Option shall continue to vest for an additional six (6) months from the date of such termination (also the "Termination Date"), and (ii) the Grantee shall have twelve (12) months from the Termination Date to exercise any vested Shares subject to the Option.

          (b) Subject to Section 17 below, in the event the Grantee's Continuous Service terminates for Good Reason following a Change of Control of the Company, the Grantee shall have twelve (12) months from the Termination Date to exercise any vested Shares subject to the Option.


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          (c) In the event of termination of the Grantee's Continuous Service for Cause or by the Grantee without Good Reason, the Grantee shall have thirty
(30) days from the Termination Date to exercise any vested Shares subject to the Option.

          (d) In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

     6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

     7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve
(12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

     8. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner determined by the Board. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Board. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

     9. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.


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     10. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee's purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     11. Entire Agreement: Governing Law. The Notice, this Option Agreement, and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, this Option Agreement, or the Employment Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, this Option Agreement, and the Employment Agreement are to be construed in accordance with and governed by the internal laws of the State of Illinois without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Illinois to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     12. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     13. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice or this Option Agreement shall be submitted by the Grantee or by the Company to the Board. The resolution of such question or dispute by the Board shall be final and binding on all persons.

     14. Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 (the "parties") agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Northern District of Illinois (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Illinois state court in Cook County) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

     15. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid,


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addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

     16. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Board may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

     17. Change of Control. Immediately prior to the specified effective date of a Change of Control, any unvested Shares subject to the Option shall immediately vest in full. Effective upon the consummation of a Change of Control, the Option shall terminate. However, the Option shall not terminate to the extent it is Assumed in connection with the Change of Control.

     18. Definitions. As used herein, the following definitions shall apply:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (b) "Applicable Laws" means the legal requirements applicable to the Option, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Options granted to residents therein.

          (c) "Assumed" means that pursuant to a Change of Control either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Change of Control with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Change of Control as determined in accordance with the instruments evidencing the agreement to assume the Option.


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          (d) "Board" means the Board of Directors of the Company and shall include any committee of the Board or Officer of the Company to which the Board has delegated its authority under this Agreement.

          (e) "Cause" means (i) the Grantee's conviction or plea of nolo contendere of a felony or any other crime involving dishonesty, breach of trust, or physical harm to any person (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence); (ii) the Grantee has willfully engaged in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement; or (iii) any material willful breach by the Grantee of the Employment Agreement that causes material damage to the Company.

          (f) "Change of Control" means a change in ownership or control of the Company effected through a merger, consolidation or acquisition by any person or related group of persons (other than an acquisition by the Company or by a Company-sponsored employee benefit plan or by a person or persons that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent of the total combined voting power of the outstanding securities of the Company. Notwithstanding anything else contained herein to the contrary, in no event shall a Change of Control be deemed to occur by reason of (i) a distribution of the Company's Common Stock held by Durus Life Sciences Master Fund Ltd ("Durus") to its investors, partners or members, whether as dividend or otherwise, of all or any portion of the shares of Common Stock held, directly or indirectly, by Durus or (ii) a sale of all or any portion of the Company's Common Stock held, directly or indirectly, by Durus in an underwritten public offering (including, without limitation, a sale of securities of holdings in an underwritten public offering), unless following such distribution or sale any person or related group of persons, other than Durus or its affiliates, possess more than fifty percent of the total combined voting power of the outstanding securities of the Company.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Common Stock" means the common stock of the Company.

          (i) "Company" means Aksys, Ltd., a Delaware corporation.

          (j) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (k) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee's Continuous Service shall be


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deemed to have terminated either upon an actual termination of Continuous
Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (l) "Director" means a member of the Board or the board of directors of any Related Entity.

          (m) "Disability" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than one hundred twenty (120) consecutive days or more than one hundred eighty (180) days in any twelve-month period. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

          (n) "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Board) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by


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such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Board in good faith.

          (q) "Good Reason" means,

               (i) absent a Change of Control, as defined by paragraph 18(f), having a material diminution in, or adverse alteration to, the Grantee's title, position, or duties, including no longer serving as the highest ranking executive officer in the Company, provided that (A) the Grantee provides the Company with written notice of the event constituting Good Reason within sixty
(60) days of such event and the Grantee provides the Company with a period of sixty (60) days to cure such event, (B) the appointment by the Company of a Chief Operating Officer, Chief Administrative Officer or similar officer shall not constitute a material diminution in, or adverse alteration to, the Grantee's title, position, or duties, provided that the Grantee continues to serve as the highest ranking executive officer in the Company following any such appointment and (C) if such material diminution occurs within the first year of the Grantee's employment with the Company, any resignation by the Grantee as result of such material diminution shall only be for Good Reason if (1) the Grantee has first provided the Company with the written notice and cure opportunity provided in clause (A) above, and (2) such resignation occurs on or after the first year of the Grantee's employment with the Company; and

               (ii) upon or following a Change of Control, as defined by paragraph 18(f) herein, either (A) the Grantee's employment is terminated by the Company not for Cause within twelve (12) months following a Change of Control,
(B) the Grantee no longer is the Chief Executive Officer of a publicly-traded company immediately following a Change of Control, (C) the Grantee is not a member of the Board immediately following a Change of Control, (D) the Grantee does not directly report to the Board immediately following a Change of Control, or (E) the Grantee provides written notice to the Company of either of the following events within sixty (60) days of such event and the Grantee provides the Company with a period of sixty (60) days to cure such event (which event remains uncured following such period), provided that each such event is effected by the Company without the consent of the Grantee and occurs within six
(6) months following a Change of Control: (1) a change in the Grantee's job title at the Company or (2) a material reduction in the Grantee's base salary.

          (r) "Non-Qualified Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (s) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.


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          (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (u) "Related Entity" means any Parent (other than Durus or any related investment fund) or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent (other than Durus or any related investment fund) or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

          (v) "Share" means a share of the Common Stock.

          (w) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                END OF AGREEMENT


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                                    EXHIBIT A

                                 EXERCISE NOTICE

Aksys, Ltd.
[address]
Attention: Secretary

     1. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Aksys, Ltd. (the "Company") under and pursuant to the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

     2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Option Agreement.

     4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

     5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     6. Taxes. The Grantee agrees to satisfy all applicable non-U.S., federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

     7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     9. Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Board. The resolution of such question or dispute by the Board shall be final and binding on all persons.

     10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Illinois without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Illinois to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

     13. Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice and the executive employment agreement between the Grantee and Company, dated June 23, 2006 (the "Employment Agreement") constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Option Agreement, this Exercise Notice or the Employment Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                           Accepted by:

GRANTEE:                                ASKYS, LTD.


                                        By:
                                            -----------------------------------
                                        Title:
-------------------------------------          ---------------------------------
            (Signature)

Address:                                Address:

_____________________________________
_____________________________________


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